                                                                    Exhibit 99


                     MONTHLY SERVICERS CERTIFICATE
                      SERVICER: NATIONSBANK, N.A.
                   NATIONSBANK AUTO OWNER TRUST 1996-A





[CAPTION]
[S]                                                                [C]    [C]
Collection Period			                                           				August 1997
Determination Date				                                               			9/8/97
Deposit Date	                                                    						9/12/97
Distribution Date				                                               			9/15/97


Pool Balance
Pool Balance on the close of the last day of the
 preceding Collection Period	                 						          1,225,758,450.50
Less:	Collections and Liquidation Proceeds
 allocable to Principal			                    			                54,671,255.04
	Purchase Amount allocable to Principal					                             	0.00
                                                             -----------------
	Realized Losses						                                            2,143,607.28
Pool Balance on the close of the last day of the
 Collection Period			                         				            1,168,943,588.18
Collections allocable to Principal received from
  Collection Period up to and including the Second
  Business Day immediately preceding the Current
  Determination Date	                      						                 8,543,898.95
                                                             -----------------
Pool Balance as of the Second Business Day immediately
 preceding the Current Determination Date 	  						           1,160,399,689.23
Original Pool Balance							                                  2,136,187,667.91
Pool Factor 						                                                	54.3210555%

Portfolio Balances and Pool Factors		         				Beginning             	End
				                                            		of Period         	of Period
                                                ------------------------------
	    Class A-1 Note Balance		                        -                  -
    	Class A-1 Pool Factor	                   				0.0000000	         0.0000000
    	Class A-2 Note Balance		               411,290,309.02     357,164,021.32
    	Class A-2 Pool Factor			         	          	0.5528096	         0.4800592
    	Class A-3 Note Balance		               457,323,000.00     457,323,000.00
    	Class A-3 Pool Factor			                     1.0000000	         1.0000000
     Class A-4 Note Balance		               175,000,000.00 	   175,000,000.00
    	Class A-4 Pool Factor			                   		1.0000000	         1.0000000
    	Class B-1 Certificate Balance			        96,129,000.00      96,129,000.00
    	Class B-1 Pool Factor		                   			1.0000000	         1.0000000
    	Class B-2 Certificate Balance			        74,783,667.91      74,783,667.91
    	Class B-2 Pool Factor		                   			1.0000000	         1.0000000

    	Weighted Average Coupon	                                 					10.3608000%
    	Weighted Average Original Term		                                   		60.7
    	Weighted Average Remaining Term				                                		37.1


Collections

Interest:
	Collections and Liquidation Proceeds allocable to interest				   9,824,775.11
	Recoveries						                                                   178,251.22
	Purchase Amount allocable to Interest			                              			0.00
                                                             -----------------
  		Total Interest Collections					                              10,003,026.33
	Advances for the related Distribution Date						                 2,141,707.68
	Less:  Outstanding Advances to be reimbursed						               1,428,111.89
                                                             -----------------
      		Available Interest		                			                  10,716,622.12

Principal:
	  Collections and Liquidation Proceeds allocable to
    Principal (for the Collection Period)			  			                54,671,255.04
  	Purchase Amount allocable to Principal  (for the
    Collection Period)		                                              				0.00
  	Collections allocable to Principal received up to and
    including the Second Business Day immediately preceding
    the Current Determination Date		                          				8,543,898.95
    		Less:   Prior Month Collections allocable to Principal
              up to and including the Second Business Day
              immediately preceding the Current Determination
              Date		                                          			11,232,473.57
                                                             -----------------
    		Available Principal			                   		                51,982,680.42

    		Available Funds				                        	               62,699,302.54
Regular Principal (equals Available Principal plus Realized
 Losses)			                                  				                54,126,287.70



Required Distributable Amounts
Reimbursement of Outstanding Advances on Defaulted Receivables						125,319.03
Servicing Fee (inc. unpaid amount from prior periods)						      	1,021,465.38
Noteholder Amounts
     	Class A-1 Monthly Interest				                                    		0.00
     	Class A-1 Interest Carryover Shortfall				                        		0.00
                                                             -----------------
         		Total 			                                                    		0.00

     	Class A-2 Monthly Interest			                            			2,099,294.29
     	Class A-2 Interest Carryover Shortfall			                        			0.00
                                                             -----------------
         		Total 			                                            		2,099,294.29

      Class A-3 Monthly Interest		                            				2,429,528.44
     	Class A-3 Interest Carryover Shortfall					                        	0.00
                                                             -----------------
         		Total			                                             		2,429,528.44

      Class A-4 Monthly Interest		                              				966,145.83
     	Class A-4 Interest Carryover Shortfall			                        			0.00
                                                             -----------------
         		Total			                                               		966,145.83

         		Total Accrued Note Interest                       					5,494,968.56

     	Class A-1 Monthly Principal 	                                  					0.00
     	Class A-1 Principal Carryover Shortfall			                       			0.00
                                                             -----------------
         		Total		                                                     			0.00

     	Class A-2 Monthly Principal				                          		54,126,287.70
     	Class A-2 Principal Carryover Shortfall 				                      		0.00
                                                             -----------------
         		Total			                                            		54,126,287.70

     	Class A-3 Monthly Principal			                                   			0.00
     	Class A-3 Principal Carryover Shortfall 					                      	0.00
                                                             -----------------
          	Total		                                                     			0.00

     	Class A-4 Monthly Principal			                                   			0.00
     	Class A-4 Principal Carryover Shortfall			                       			0.00
                                                             -----------------
         		Total			                                                     		0.00

         		Total Noteholders' Principal Payment Amount	      				54,126,287.70

Certificateholder Amounts
     	Class B-1 Monthly Interest		                              				540,725.63
     	Class B-1 Interest Carryover Shortfall					                        	0.00
                                                             -----------------
          	Total	                                               				540,725.63

     	Class B-2 Monthly Interest	                              					428,448.10
     	Class B-2 Interest Carryover Shortfall					                        	0.00
                                                             -----------------
         		Total			                                               		428,448.10

         		Total Accrued Certificate Interest	                  				969,173.73

      Class B-1 Monthly Principal	                                   					0.00
     	Class B-1 Principal Carryover Shortfall 		                      				0.00
                                                             -----------------
         		Total	                                                     				0.00

     	Class B-2 Monthly Principal		                                   				0.00
     	Class B-2 Principal Carryover Shortfall 			                      			0.00
                                                             -----------------
         		Total		                                                     			0.00

         		Total Certificateholders' Principal Distribution Amount		   			0.00

Total required distributable amount				                       			61,737,214.40
Less: Total Available Funds					                               		62,699,302.54
                                                             -----------------
Net Available Funds   (Shortfall) Excess					                     		962,088.14
Withdrawal from Reserve Account (If Shortfall)		                       			0.00
Deposit to Reserve Account (If Excess)						                       	962,088.14


Distributions
Deposit to the Collection Account
     	Available Interest			                                   			10,716,622.12
     	Available Principal			                                  			51,982,680.42
     	Withdrawal from Reserve Account			                               			0.00
     	Less:  Amounts to be withheld by Servicer
        	  a)   Reimbursement of Outstanding Advances on
                Defaulted Receivables			                          		125,319.03
       		  b)   Servicing Fee			                                		1,021,465.38
                                                             -----------------
     	Net Deposit to Collection Account			                    			61,552,518.13

Deposit to Note Payment Account
     	Class A-1 Interest Distribution		                               				0.00
      Class A-2 Interest Distribution					                       	2,099,294.29
     	Class A-3 Interest Distribution 			                      			2,429,528.44
     	Class A-4 Interest Distribution			                         			966,145.83
     	Class A-1 Principal Distribution				                              		0.00
     	Class A-2 Principal Distribution		                     				54,126,287.70
     	Class A-3 Principal Distribution			                              			0.00
     	Class A-4 Principal Distribution	                              					0.00
                                                             -----------------
         		Total Deposit to Note Payment Account					            59,621,256.26

Deposit to Certificate Distribution Account
     	Class B-1 Interest Distribution 		                        				540,725.63
     	Class B-2 Interest Distribution 				                        		428,448.10
     	Class B-1 Principal Distribution 				                             		0.00
     	Class B-2 Principal Distribution 				                             		0.00
                                                             -----------------
		         Total Deposit to Certificate Distribution Account			   		969,173.73

Deposit to Reserve Account 	                                  						962,088.14


Specified Reserve Account Balance
Greater of:
    	(i) Sum of:
	       	(a) Percentage applicable times	            			7.00%
		           Pool Balance as of the last day
             of the prior Collection Period
             less Principal collected up to
             and including the second Business
             Day preceding the most recent
             Determination Date	            	1,160,399,689.23   	81,227,978.25
                                             ----------------
		           and,
       		(b) Specified Interest Reserve Amount
             (Three months interest		                          			2,907,521.17
                                                             -----------------
               on the Certificates if Notes are Outstanding)					84,135,499.42
    		       and
      	(ii) Lesser of:
         		(a) $26,702,346.				                                 	26,702,346.00
		             and
         		(b) Aggregate outstanding Note Principal
                Balance and Aggregate sum of Certificate
                Balances				                                 	1,160,399,689.23

      	 Specified Reserve Account Balance					                  	84,135,499.42

Reserve Account Reconciliation
      Beginning Balance  (Initial Balance is 2.5% of
       Original Pool Balance) 	                             					51,488,560.25
     	Deposit from Available Interest and Available Principal				 		962,088.14
     	Investment Earnings						                                     217,349.54
     	Less:
          		Accrued and unpaid Servicing Fees			                        		0.00
          		Amounts to be distributed to Securityholders'				            	0.00
                                                             -----------------
     	Balance		                                              				52,667,997.93
     	Less: Withdrawal by holder of Contingent Payment
            Right of Excess of Reserve Account Balance
            Over Specified Reserve Account Balance                  						0.00
                                                             -----------------
     	Ending Balance		                                       				52,667,997.93


     	Interest Reserve Amount				                               		2,907,521.17
     	Available Reserve Amount			                             			49,760,476.76




Instructions to the Trustee

	     Amount to be deposited from the Collection Account
       into the Note Payment Account					                       	59,621,256.26

     	Amount to be deposited from the Collection Account
       into the Certificate Distribution Account		              				969,173.73

     	Amount to be deposited from the Collection Account
       into the Reserve Account                               						962,088.14

     	Amount to be deposited from the Reserve Account to
       the account of the holder of the Contingent Payment Right	    					0.00

     	Amount to be deposited from the Reserve Account into
       the Collection Account                                       						0.00

Net Loss and Delinquency Activity

Realized Losses			                          				                  2,143,607.28
Net Loss Ratio (annualized)
     	For the current Collection Period				                            		1.97%
     	For the preceding Collection Period					                          	1.26%
     	For the second preceding Collection Period						                   1.55%
                                                               ---------------
Average Net Loss Ratio (Specified Reserve Account Balance
  increases if greater than 1.50%)			                                				1.59%

Delinquency Analysis
                                       					   	Number of	           Principal
						                                            Loans	              Balance
                                                ---------            ---------
	     30 to 59 days past due	                   		2966	          29,710,588.92
  	   60 to 89 days past due 			                   542	           5,612,006.44
      90 or more days past due 	                 		493	           5,329,140.82
                                                ------------------------------
         		Total	                              			4001	          40,651,736.18

Collateral Repossessed and Held by the Trust
  included in  above Delinquency Amounts)	     				391	           4,144,716.54


Delinquency Ratio including Repossessions
	     For the current Collection Period				                              0.94%
  	   For the preceding Collection Period		                            		0.90%
  	   For the second preceding Collection Period			                   			0.87%
                                                             -----------------
Average Delinquency Ratio (Specified Reserve Account Balance
 increases if greater than 1.25%)  	                               						0.90%

Loss and Delinquency Trigger Indicator					                              		YES

Equity Percentage			                                                				19.27%

Repurchased Receivables			                                            				0.00